                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 1997

                         Commission file number 0-26980

                           ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)

             CALIFORNIA                                        33-0160968
   (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                         Identification No.)

       245 FISCHER AVENUE, D-1
           COSTA MESA, CA                                         92626
(Address of principal executive office)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400

ITEM 8. CHANGE IN FISCAL YEAR

On October 13, 1997, the Board of Directors of the Company approved, subject to certain lender and landlord approvals, a change in the Company's fiscal year end to December 31 from its current March 31 year end. This change will be effective with the current year ending December 31, 1997, and the transition report will be filed on Form 10-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.

By: /s/ Patrick M. Donovan
        Patrick M. Donovan
        Vice President Finance
        (duly authorized financial officer)

Date: October 23, 1997